UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2010

Cooper Industries plc
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Fitzwilliam Square, Dublin 2, Ireland		2
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 16, 2010, Mr. Gary A. Masse is leaving Cooper Industries to explore other opportunities. Mr. Masse has been President, Cooper Tools since 2006. Laura K. Ulz has been appointed as the new President, Cooper Tools. Ms. Ulz joined Cooper Industries in 2007 as Vice President, Operations and since then has been responsible for leading Cooper’s manufacturing, sourcing, supply chain, quality and continuous improvement groups and will continue to oversee these functions in her new expanded role.

Item 9.01 Financial Statements and Exhibits.

99.1 Company press release dated February 17, 2010 titled, "Cooper Industries Appoints New Cooper Tools President."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries plc

February 22, 2010	By:	/s/ Terrance V. Helz

Name: Terrance V. Helz
Title: Associate General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Company press release dated February 17, 2010 titled, "Cooper Industries Appoints New Cooper Tools President".